The Parties to that Certain     March 3, 2015
Pre Merger Collaboration Agreement,
dated February 26, 2015

Re: Amendment No. 1 to Pre Merger Collaboration Agreement, dated February 26, 2015 (the “Collaboration Agreement”), among VICTORY ENERGY CORPORATION, LUCAS ENERGY, INC., AURORA ENERGY PARTNERS, NAVITUS ENERGY GROUP, and AEP ASSETS, LLC.

Gentlemen:

On February 26, 2015, each of the Parties entered into the Collaboration Agreement. The Parties now desire to amend the Collaboration Agreement as set forth in this amendment (the “Amendment”). Capitalized terms used, but not otherwise defined herein, have the meanings ascribed to them in the Collaboration Agreement.

1.
Victory to Acquire Well Rights Instead of Sub. The Parties hereby amend the Collaboration Agreement so that Lucas assigns the Well Rights to Victory instead of Sub. Accordingly, the Transfer Documents set forth in Exhibit B to the Collaboration Agreement are hereby amended and restated as the new Transfer Documents set forth as Attachment 1 to this Amendment.

2.
Transfer of Well Rights to Aurora and Sub following Funding. Sub shall continue to be responsible for satisfying the Well Funding Requirements as specified in Section 3 of the Collaboration Agreement. Upon complete payment and satisfaction of the Well Funding Requirements, Victory shall contribute the Well Rights to Aurora and, in turn, Aurora shall immediately contribute such Well Rights to Sub.

3.
Amendment to Section 4 of Collaboration Agreement. Section 4 of the Collaboration Agreement is hereby amended so that Victory shall become the maker of the Note instead of Sub. Accordingly, the form of Note set forth in Exhibit C to the Collaboration Agreement is hereby amended and restated as the new form of Note set forth as Attachment 2 to this Amendment.

4.	No other Amendments. Except as aforesaid, the Collaboration Agreement remains unmodified and in full force and effect.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY ENERGY CORPORATION

By: /s/ Kenneth Hill
Name: Kenneth Hill
Title: Chief Executive Officer

Date: March 3, 2015

Very truly yours,

VICTORY ENERGY CORPORATION

By:
Name: Fred Smith
Title: Chief Financial Officer

Accepted and agreed to as of the date first above written:

NAVITUS ENERGY GROUP By: JAMES CAPITAL CONSULTING LLC, its Managing Partner By: Name: Title	LUCAS ENERGY, INC. By: Name: Title
AURORA ENERGY PARTNERS By: VICTORY ENERGY CORPORATION, its Managing Partner By: Name: Fred Smith Title: Chief Financial Officer	AEP ASSETS, LLC By: AURORA ENERGY PARTNERS, its Managing Member By: VICTORY ENERGY CORPORATION, its Managing Partner By: Name: Fred Smith Title: Chief Financial Officer